Line of Credit and Equipment Lease Facility Agreement	6 Months Ended
Jun. 30, 2012
Leases [Abstract]
Line of Credit and Equipment Lease Facility Agreement

(7) Line of Credit and Equipment Lease Facility Agreements

In early May 2012 the Company increased its $1 million revolving line of credit (“LOC”) to $ 2 million and renewed it $ 1.25 million equipment finance facility (“Lease Line”) with Sovereign Bank.   Both agreements mature in May 2013.  The LOC is secured by the accounts receivable and other assets of the Company, has an interest rate of prime plus one percent (1%) and a one-year term. Under the terms of the LOC agreement, the Company is required to maintain its operating accounts with Sovereign Bank and the Company borrowing capacity is the lesser of the $2million LOC or its borrowing base. At June 30, 2012 the Company’s borrowing base was $836 thousand. The LOC and the Lease Line are cross defaulted and cross collateralized. The Company is also subject to certain financial covenants within the terms of the LOC that require the Company to maintain a targeted coverage ratio as well as targeted debt to equity and current ratios. At June 30, 2012, the Company was in compliance with existing covenants and there were no borrowings outstanding. At June 30, 2012, the Company had $270 thousand of capital equipment financed by the Sovereign equipment finance facility and $980 thousand available remaining on the Sovereign equipment finance facility.